                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  June 12, 2002

                         ADVANTA BUSINESS SERVICES CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                 Delaware                         333-79773                    23-2333786
---------------------------------------        ----------------       -------------------------------
             (State or Other                   (Commission File       (I.R.S. Employer Identification
      Jurisdiction of Incorporation)               Number)                            No.)


          1020 Laurel Oak Road
          Voorhees, New Jersey                                                     08043
---------------------------------------                                ------------------------------
(Address of Principal Executive Offices)                                           (Zip Code)


        Registrant's telephone number, including area code (609) 782-7300
                                                           --------------
                                    No Change
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)


                     ADVANTA LEASING RECEIVABLES CORP. VIII
             ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                  Nevada                             333-79773-01                   52-2170910
 --------------------------------------------       ---------------      -------------------------------
(State or Other Jurisdiction of Incorporation)     (Commission File      (I.R.S. Employer Identification
                                                        Number)                        No.)


            639 Isbell Rd, Suite 390
               Reno, Nevada                                                          89509
---------------------------------------------                                      ----------
   (Address of Principal Executive Offices)                                        (Zip Code)



        Registrant's telephone number, including area code (775) 823-3080
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



                      ADVANTA LEASING RECEIVABLES CORP. IX
             ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                  Nevada                             333-79773-02                   52-2170234
 --------------------------------------------       ---------------      -------------------------------
(State or Other Jurisdiction of Incorporation)     (Commission File      (I.R.S. Employer Identification
                                                        Number)                        No.)


            639 Isbell Rd, Suite 390
               Reno, Nevada                                                          89509
---------------------------------------------                                      ----------
   (Address of Principal Executive Offices)                                        (Zip Code)



        Registrant's telephone number, including area code (775) 823-3016
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits


         The following exhibit is furnished herewith:

         21 Monthly Servicer's Certificate issued on June 12, 2002 relating to the Equipment Receivables Asset-Backed Notes, Series 1999-1, prepared by the Servicer and sent to the Trustee pursuant to Section 3.05(a) of the Series 1999-1 Supplement dated as of August 26, 1999 covering the period of May 1, 2002 through May 31, 2002.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           ADVANTA BUSINESS SERVICES CORP.,
                                           As Registrant

                                           By       /s/  MARK SHAPIRO
                                                    ----------------------------

                                           Name:    Mark Shapiro
                                           Title:   Assistant Treasurer


Dated:   June 12, 2002

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      ADVANTA LEASING RECEIVABLES
                                      CORP. VIII
                                      As Registrant

                                      By  /s/ MARK SHAPIRO
                                        ---------------------------
                                        Name:  Mark Shapiro
                                        Title: Treasurer

Dated: June 12, 2002

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ADVANTA LEASING RECEIVABLES CORP. IX,
                                        As Registrant

                                        By       /s/  MARK SHAPIRO
                                                 ------------------------------

                                        Name:    Mark Shapiro
                                        Title:   Treasurer


Dated:    June 12, 2002

                                 EXHIBIT INDEX

EXHIBIT NO.                                                                PAGE
-----------                                                                ----

  21.1        Monthly Servicer's Certificate June 12, 2002 prepared by       8
              the Servicer and sent to the Trustee pursuant to
              Section 3.05(a) of the Series 1999-1 Supplement covering
              the period of May 1, 2002 through May 31, 2002.

